CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 6, 1998, relating to the financial statements of the Imaging Diagnostic Systems, Inc., and to the reference to our firm under the caption "Experts" in the Prospectus.


                                           /s/ MARGOLIES, FINK AND WICHROWSKI
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                                               Margolies, Fink and Wichrowski
Pompano Beach, Florida
December 10, 1998

                                           /S/ Margolies, Fink and Wichrowski
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                                               MARGOLIES, FINK AND WICHROWSKI